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                                                                    EXHIBIT 99.2

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

         In connection with the Annual Report on Form 10-K for the year ended DECEMBER 31, 2002 (the "Report") of UTEK CORPORATION (the "Registrant"), as filed with the Securities and Exchange Commission on the date hereof, I, CLIFFORD M. GROSS, the Chief Executive Officer of the Registrant, hereby certify, to the best of my knowledge, that:

         (1)      The Report fully complies with the requirements of Section 13
(a) or 15 (d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



                                              /s/ Clifford M. Gross
                                              ------------------------
                                              Name:  Clifford M. Gross
                                              Date:  March 28, 2003

         This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Registrant for purposes of Section 18 of the Securities Exchange Act of 1934.